POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution for him and his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1995, and any or all amendments thereto, and to file same, with all exhibits, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


  Dated:  January 23, 1996              /s/Russell A. Belinsky
                                     ----------------------------


                         POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution for him and his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1995, and any or all amendments thereto, and to file same, with all exhibits, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


  Dated:  January 23, 1996               /s/Ronald Langley
                                     --------------------------



                         POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution for him and his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1995, and any or all amendments thereto, and to file same, with all exhibits, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


  Dated:  January 23, 1996            /s/Ernest D. Bennett, III
                                     ---------------------------




                         POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution for him and his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1995, and any or all amendments thereto, and to file same, with all exhibits, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


  Dated:  January 23, 1996               /s/Daryl J. Butcher
                                      -------------------------



                         POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution for him and his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1995, and any or all amendments thereto, and to file same, with all exhibits, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


  Dated:  January 23, 1996             /s/Philip L. Herrington
                                     ---------------------------



                         POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution for him  and his name, place and stead,  in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1995, and any or all amendments thereto, and to
  file  same,   with  all  exhibits,   and  other  documents   in
  connection  therewith,   with  the   Securities  and   Exchange
  Commission, granting unto said attorney in fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


  Dated:  January 23, 1996              /s/William C. Scott
                                      -------------------------